Employee Benefit Plans	12 Months Ended
Dec. 31, 2020
Employee Benefit Plans
Employee Benefit Plans

17. Employee Benefit Plans

Majority of full time employees of the Group participate in a PRC government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. PRC labor regulations require the Group to accrue for these benefits based on a certain percentage of the employees’ salaries. The total contribution for such employee benefits were RMB203,524, RMB225,776 and RMB125,073 for the years ended December 31, 2018, 2019 and 2020, respectively. The decrease in 2020 was mainly due to the temporary exepmption of such defined contribution plan as a result of government preferential policies during the COVID-19 pandemic. The Group has no ongoing obligation to its employees subsequent to its contributions to the PRC plan.